EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
§906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report of Helix Energy Solutions Group, Inc. (“Helix”) on Form 10-Q for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Owen Kratz, Executive Chairman of Helix, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
     (1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Helix.
Date: November 7, 2006

/s/ OWEN KRATZ
Owen Kratz
Executive Chairman